UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2011

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 12, 2011. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of twelve directors, (2) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011, (3) an advisory vote on named executive officer compensation, (4) an advisory vote concerning the frequency of future votes on named executive officer compensation, and (5) a shareholder proposal requesting the addition of sexual orientation and gender identity to the Company’s written non-discrimination policy. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set out below.

1. Proposal One: Elections of Directors. All twelve nominees for director listed in the proxy statement were elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Robert E. Brunner	108,149,239.820	2,126,299.712	143,868.772	16,852,898
Ralph W. Clark	108,947,213.278	1,358,875.488	113,494.538	16,852,723
R. Ted Enloe, III	104,234,219.550	6,073,983.555	111,205.199	16,852,898
Richard T. Fisher	107,027,453.603	3,276,491.814	115,462.887	16,852,898
Matthew C. Flanigan	102,859,205.365	7,436,137.719	124,065.220	16,852,898
Karl G. Glassman	108,884,920.115	1,278,355.585	256,132.604	16,852,898
Ray A. Griffith	110,099,838.747	179,622.074	139,947.483	16,852,898
David S. Haffner	108,767,489.317	1,266,523.810	385,395.177	16,852,898
Joseph W. McClanathan	108,211,540.661	2,065,862.408	142,005.235	16,852,898
Judy C. Odom	108,076,078.750	2,208,441.228	134,888.326	16,852,898
Maurice E. Purnell, Jr.	108,959,670.044	1,345,870.200	113,868.060	16,852,898
Phoebe A. Wood	108,098,966.871	2,186,162.198	134,279.235	16,852,898

2. Proposal Two: Ratification of Selection of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
125,451,804.156	1,533,045.594	287,281.554	175

3. Proposal Three: Advisory Vote on Executive Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation” section of the Company’s proxy statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
102,090,885.754	8,075,434.321	252,938.229	16,853,048

4. Proposal Four: Frequency of Future Advisory Votes on Executive Compensation. The advisory vote concerning the frequency of future Say-on-Pay votes on named executive officer compensation consisted of the following:

Every 1 YEAR	Every 2 YEARS	Every 3 YEARS	ABSTAIN	BROKER NON-VOTE
57,681,789.367	861,883.627	51,511,756.186	363,979.124	16,852,898

In light of this vote, the Board determined to include a Say-on-Pay advisory vote in its proxy materials annually, until the next annual meeting at which an advisory vote on the frequency of Say-on-Pay votes is conducted.

5. Proposal Five: Shareholder Proposal Requesting the Addition of Sexual Orientation and Gender Identity to the Company’s Written Non-Discrimination Policy. The shareholder proposal was defeated with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
39,509,212.458	56,538,687.756	14,371,508.09	16,852,898

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 17, 2011	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary